UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

C/O McDONALD’S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544	Your Vote Counts! McDONALD’S CORPORATION 2021 Annual Shareholders’ Meeting Vote by May 19, 2021 11:59 PM ET

D46588-P49731-Z79143

You invested in McDONALD’S CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the annual shareholders’ meeting. This is an important notice regarding the availability of proxy material(s) for the annual shareholders’ meeting to be held on May 20, 2021.

Get informed before you vote
View the Notice, 2021 Proxy Statement and the 2020 Annual Report to Shareholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 5, 2021. If you would like to request a paper or email copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting May 20, 2021 9:30 a.m. Central Time

We encourage you to vote before the annual shareholders’ meeting. You may also vote virtually during the meeting at: www.virtualshareholdermeeting.com/MCD2021

Have your 16-digit control number (indicated above) available.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at
the upcoming annual shareholders’ meeting. More complete
proxy materials are available to you at www.ProxyVote.com.
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors (each for a one-year term expiring in 2022):
1a.	Lloyd Dean	For
1b.	Robert Eckert	For
1c.	Catherine Engelbert	For
1d.	Margaret Georgiadis	For
1e.	Enrique Hernandez, Jr.	For
1f.	Christopher Kempczinski	For
1g.	Richard Lenny	For
1h.	John Mulligan	For
1i.	Sheila Penrose	For
1j.	John Rogers, Jr.	For
1k.	Paul Walsh	For
1l.	Miles White	For
2.	Advisory vote to approve executive compensation.	For
3.	Advisory vote to ratify the appointment of Ernst & Young LLP as independent auditor for 2021.	For
4.	Advisory vote on a shareholder proposal requesting a report on sugar and public health, if properly presented.	Against
5.	Advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs, if properly presented.	Against
6.	Advisory vote on a shareholder proposal requesting the ability for shareholders to act by written consent, if properly presented.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D46589-P49731-Z79143